COMPONENTS OF NET DEFERRED TAX ASSET (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Deferred tax asset:
Net operating loss carryforward	$ 41,125	$ 2,314
Total deferred tax asset	41,125	2,314
Less: Valuation allowance	(41,125)	(2,314)
Net deferred tax asset	$ 0	$ 0